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            RHODE ISLAND HOSPITAL TRUST NATIONAL BANK
                  BALBOA LIFE INSURANCE COMPANY
                    BALBOA INSURANCE COMPANY

                                   April 27, 1995


Hunt Valve Company, Inc.
1913  E. State Street
Salem, Ohio 44460

Re:  Note Agreement

Gentlemen:

     Reference is made to the Note Agreement, dated as of August 15, 1991, among Hunt Valve Company, Inc. (the "Company), Rhode Island Hospital Trust National Bank, as Trustee for the Textron Collective Investment Trust B ("RIHT"), Balboa Life ("Balboa"; RIHT, Balboa Life and Balboa collectively referred to as the "Purchasers"), as amended by the First Amendment, dated as of March 31, 1993 but effective as of September 30, 1992, and by the Second Amendment, dated as of July 30, 1993 but effective as of September 30, 1992 (as so amended, the "Note Agreement"). Capitalized terms used but not defined herein have the meanings given to them in the Note Agreement.

     In connection therewith, the Company has advised the Purchasers that the Company desires to extend the expiration date of its secured revolving credit facility (the "LaSalle Facility") with LaSalle Business Credit, Inc. (f/k/a StanChart Business Credit, Inc.) ("LaSalle") from April 27, 1995 to June 27, 1995. The Company has further advised the Purchasers that the Company's request for LaSalle's agreement to such extension is conditioned on the extension of the due date for the Company's $1,000,000 required (mandatory) principal prepayment to the Purchasers under the terms of the Note Agreement from May 1, 1995 to July 1, 1995.
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Hunt Valve Company, Inc.
April _, 1995
Page Two


     The Purchasers hereby advise the Company as follows:

     1. Notwithstanding any provision to the contrary in the Intercreditor Agreement, dated as of September 27, 1991, between the Purchasers and LaSalle, the Purchasers hereby consent to the extension by the Company and LaSalle of the expiration date of the LaSalle Facility, and the extension of the due date of the Company's principal and other Obligations (as defined in the LaSalle Facility) pursuant to such extension of the expiration date, from April 27, 1995 to June 27, 1995.

     2. The Purchasers hereby agree that Section 2.1 of the Note Agreement is amended to provide that the due date for the required prepayment of $1,000,000 with respect to the Notes, previously extended to May 1, 1995, is further e tended to July 1, 1995.

     3. The Purchasers hereby agree that Section 2.4 of the Note Agreement is amended as follows: (a) the current reference to "May 1, 1995", is hereby changed to "July 1, 1995" and (b) the current reference to "April 3, 1995", is hereby changed to "July 3, 1995".

     4. The provisions of this letter are limited as specified and shall not constitute a modification or waiver of any other provision of the Note Agreement.

     5. Purchasers agreement to extend the due date for the Company's $1,000,000 principal payment as set forth above is contingent upon LaSalle's agreement to extend the expiration date of the LaSalle Facility as set forth herein.

                                   Very truly yours,
                                   RHODE ISLAND HOSPITAL TRUST
                                   NATIONAL BANK, as Trustee for
                                   the Textron Collective
                                   Investment Trust B

                                   By:    /S/ DAVID E. MAKIN
                                   Title: ASSISTANT VICE PRESIDENT

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Hunt Valve Company, Inc.
April _, 1995
Page Three



                                   BALBOA LIFE INSURANCE COMPANY

                                   By:    /S/ LAWRENCE G. KNOWLES, JR.
                                   Title: SECOND VICE PRESIDENT

                                   BALBOA INSURANCE COMPANY

                                   By:    /S/ LAWRENCE G. KNOWLES, JR.
                                   Title: SECOND VICE PRESIDENT

AGREED AND CONSENTED TO:

HUNT VALVE COMPANY

By:    /S/ ROBERT V. SILVA
Title: CHAIRMAN

PARAGRAPH 2 ABOVE HEREBY IS
  CONSENTED TO:

LASALLE BUSINESS CREDIT, INC.

By:    /S/ WILLIAM A. STAPEL
Title: VICE PRESIDENT